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                                                                    EXHIBIT 10.1

           AMENDMENT NUMBER THREE TO SENIOR SECURED CREDIT AGREEMENT

            This Amendment Number Three to Senior Secured Credit Agreement ("Amendment"), dated as of July 12, 2006, is entered into by and among WELLS FARGO FOOTHILL, INC., a California corporation ("Lender") on the one hand, and CRAY INC., a Washington corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature page hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly, and severally, as the "Borrowers"), on the other hand, in light of the following:

            A. Lender and Borrowers have previously entered into that certain Senior Secured Credit Agreement, dated as of May 31, 2005, as amended by that certain Amendment Number One to Senior Secured Credit Agreement, dated November 9, 2005, and effective as of May 31, 2005, and as further amended by that certain Amendment Number Two to Senior Secured Credit Agreement, dated as of March 14, 2006 (collectively, the "Agreement").

            B. Borrowers and Lender desire to amend the Agreement as provided for and on the conditions herein.

            NOW, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the agreement unless specifically defined herein.

      2. AMENDMENT.

            2.1 Effective as of the date of this Amendment, the timing of the documents that are to be delivered on a monthly basis pursuant to Schedule 5.2 is amended as follows:

                  "Monthly (not later than the 15th day of each month that does not immediately follow a quarter end and not later than the 20th day of each month that does immediately follow a quarter end)"

      3. ONE TIME MODIFICATION. Lender hereby confirms that during the fiscal quarter of Parent that ended on June 30, 2006, the dollar limitation in part (v) of clause (e) of the definition of "Permitted Investments" was temporarily increased from $6,000,000 to $6,800,000. Effective as of July 1, 2007, and at all times thereafter, the dollar limitation in part (v) of clause (e) of the definition of "Permitted Investments" shall be $6,000,000. No violation of
Section 6.12 of the Agreement shall be deemed to have occurred as a result of any Investment that would have qualified as a Permitted Investment as a result of the one time modification confirmed in the first sentence of this Section 3 and which was in effect during the fiscal quarter of Parent that ended June 30, 2006.

      4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Lender that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

      5. NO DEFAULTS. Borrowers hereby affirm to Lender that no Event of Default has occurred and is continuing as of the date hereof.

      6. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Lender of an executed original of this Amendment.

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      7. COSTS AND EXPENSES. Borrowers shall pay to Lender all of Lender's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

      8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

      9. COUNTERPARTS; ELECTRONIC EXECUTION; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                           [Signatures on next page]

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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation

                                        By: Thomas Forbath
                                            -----------------------------------
                                        Title: VICE PRESIDENT

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                                        CRAY INC.,
                                        a Washington corporation

                                        By:    Brian C. Henry
                                               --------------------------------
                                        Name:  Brian C. Henry
                                        Title: EVP & CFO

                                        CRAY FEDERAL INC.,
                                        a Washington corporation

                                        By:    Charles A. Weidenfeller, JR.
                                               --------------------------------
                                        Name:  Charles A. Weidenfeller, JR.
                                        Title: PRESIDENT

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